John Hancock Classic Value Fund II (“the Fund”)
Supplement dated 3-11-2009 to the current Prospectus

On March 10, 2009, the Board of Trustees of John Hancock Capital Series, of which the Fund is a series, voted to recommend that the shareholders of the Fund approve a tax-free reorganization of the Fund into John Hancock Disciplined Value Fund (“Disciplined Value Fund”), another fund within the John Hancock Funds Complex, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about July 1, 2009, the Fund would transfer all of its assets to the Disciplined Value Fund in an exchange for corresponding shares of the Disciplined Value Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to the Fund’s shareholders on or about May 7, 2009.

John Hancock Classic Value Fund and
John Hancock U.S. Global Leaders Growth Fund
Supplement dated 3-11-2009 to the current Prospectus

Under the heading “Fund Details,” in the “Who’s who” subsection, the information under the subheading “Custodian,” is amended and restated as follows:

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s new asset value (NAV).

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

John Hancock International Classic Value Fund (the “Fund”)
Supplement dated 3-11-2009 to the current Prospectus

     On March 10, 2009, the Board of Trustees of John Hancock Capital Series, of which the Fund is a series, approved a Plan of Liquidation with respect to the Fund. The Board considered the Fund’s small asset base and an economic environment that has negatively impacted the Fund’s investment strategy in its decision to liquidate the Fund. The Plan provides that the Fund will begin liquidating its assets as soon as practicable. The Fund will not accept orders from new investors to purchase shares of the Fund after March 18, 2009, and will not accept orders from existing shareholders to purchase additional shares after April 9, 2009. Prior to the final liquidation and distribution of assets, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Fund.

     On or around the close of business on April 24, 2009, the Fund will distribute pro rata all of its assets in cash to its shareholders, and all outstanding shares will be redeemed and cancelled. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash. During this time, the Fund may hold more cash or cash equivalents or other short-term investments than normal, which may prevent the Fund from meeting its stated investment objective.

     Plan sponsors or plan administration agents should notify participants that the Fund is liquidating and should provide information about alternative investment options.

The Fund reserves the right to further restrict sales of Fund shares.

For more information, please call the John Hancock Funds at 1-800-225-5291.

John Hancock Capital Series
Supplement dated 3-11-2009 to the Statement of Additional Information

Under the heading “CUSTODY OF PORTFOLIO” the information about the funds’ custodian is amended and restated as follows:

Portfolio securities of the Funds are held pursuant to a custodian agreement between the Trust, on behalf of the Funds and State Street Bank and Trust
Company (“State Street”), Lafayette Corporate Center, Two Avenue de
Lafayette, Boston, MA 92111. Under the custodian agreement, State Street performs custody, foreign custody manager and fund accounting services.